Income Taxes	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Taxes [Line Items]
Income Taxes
13. Income Taxes
The Company accounts for income taxes under FASB Accounting Standards Codification 740 (“ASC 740”). Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The components of the income tax provision for the years ended December 31, 2021, 2020 and 2019 are as follows:

	Year Ended December 31,
	2021	2020	2019
Current	$1	$4	$28
Deferred	—	—	—

Total	$1	$4	$28

A reconciliation of the U.S. statutory income tax rate to the Company’s effective tax rate is as follows for the years ended December 31, 2021, 2020 and 2019:

	Year ended December 31,
	2021	2020	2019
Federal income tax computed at federal statutory tax rate	21.00%	21.00%	21.00%
State income tax, net of federal benefit	7.26	6.12	6.56
Permanent items	3.60	(0.68)	(0.89)
Federal and state research and development credits	5.79	3.89	4.79
Rate change	—	—	—
Other	(1.41)	(0.88)	(0.77)
Change in valuation allowance	(36.24)	(29.45)	(30.73)

Effective income tax rate	—%	—%	(0.04)%

The principal components of the Company’s deferred tax assets and liabilities consist of the following at December 31, 2021 and 2020 (in thousands):

	Year ended December 31,
	2021	2020
Deferred tax assets:
Federal and state net operating loss carryforwards	$109,166	$80,658
Tax credit carryforwards	22,446	17,442
Intangible assets	3,000	3,219
Stock-based compensation	5,700	5,117
Deferred revenue	2,810	6,034
Capital lease	6,812	7,284
Other	2,395	1,725

Total deferred tax assets	152,329	121,479
Less valuation allowance	(146,285)	(114,946)

Net deferred tax assets	6,044	6,533
Deferred tax liabilities:
Right-of-use asset	3,946	4,215
Fixed assets	2,098	2,318

Total deferred tax liabilities	6,044	6,533

Net deferred taxes	$—	$—

ASC 740 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, the Company has recorded a valuation allowance against its deferred tax assets at December 31, 2021 and 2020, respectively because the Company’s management has determined that it is more likely than not that these assets will not be fully realized. The increase in the valuation allowance of $31.3 million in 2021 and $24.7 million in 2020 primarily relates to the net loss incurred by the Company.
As of December 31, 2021, the Company had federal net operating loss (“NOL”) carryforwards of approximately $398.9 million and state net operating loss carryforwards of $401.9 million which are available to reduce future taxable income. The Company also had federal tax credits of approximately $19.7 million and state tax credits of $3.5 million which may be used to offset future tax liabilities. Net operating losses generated before 2018 of approximately $135.7 million will expire at various dates through 2037, and net operating loss carryforward of approximately $263.2 million, which were generated after 2017 have an indefinite carryforward period. Federal tax credits will expire at various dates through 2041. State net operating losses will expire at various dates through 2041. State tax credits will expire at various dates through 2036. The NOL and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not determined whether an ownership change has occurred and as such, the Company’s NOLs may be limited.
The Company’s reserves related to taxes are based on a determination of whether and how much of a tax benefit taken by the Company in its tax filings or positions is more likely than not to be realized following resolution of any potential contingencies present related to the tax benefit. As of December 31, 2021 and 2020 the Company had no unrecognized tax benefits or accrued interest or penalties related to unrecognized tax benefits. The Company’s policy is to recognize both interest and penalties related to unrecognized tax benefits in income tax expense.
The Company completed a study to document its qualifying research credits for all years ending before December 31, 2018. For the years ending after December 31, 2017, the Company generated research credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to the Company’s research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an unrecognized tax benefit for the year ended December 31, 2021. A full valuation allowance has been provided against the Company’s research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development credit carryforwards and the valuation allowance.
The federal and state income tax returns are generally subject to examinations for the tax years ended December 31, 2018 through December 31, 2021. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service or state tax authorities to the extent utilized in a future period. The Company files income tax returns in the U.S. federal and Massachusetts jurisdictions. There are currently no federal or state audits in process.

Tyme Technologies, Inc. and Subsidiaries [Member]
Income Taxes [Line Items]
Income Taxes
Note 13. Income Taxes.
The Company provides for income taxes under ASC 740. Under ASC 740, the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.
The Company has not recorded a current or deferred income tax expense or benefit since its inception.
The Company’s loss before income taxes was $23.6 million and $29.0 million for the years ended March 31, 2022 and 2021, respectively, and was generated entirely in the United States. Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The significant components of the Company’s deferred tax assets are comprised of the following:

	March 31,
	2022	2021
Net operating loss carryforward	$27,564,077	$20,123,621
Research and development credit carryforward	884,130	1,164,895
Orphan Drug Credit	4,157,360	2,002,559
Stock options – NQSOs	4,765,662	5,267,351
Accruals and other temporary differences	662,754	595,418

Gross deferred tax assets	38,033,983	29,153,844
Deferred tax valuation allowance	(38,033,983)	(29,153,844)

Net deferred taxes	$—	$—

Based on the Company’s history of operating losses since inception and consideration of available positive and negative evidence, the Company has concluded that it is not more likely than not that the benefit of its deferred tax assets will be realized. Accordingly, the Company continues to maintain a full valuation allowance against its net deferred tax assets as of March 31, 2022. The valuation allowance increased by $8.9 million for the year ended March 31, 2022 primarily due to the increase in the net operating loss carryforward and Orphan Drug credit.
A reconciliation of income tax benefit computed at the statutory federal income tax rate to income taxes as reflected in the financial statements is as follows:

	Year Ended March 31,
	2022	2021
U.S. statutory income tax rate	21.00%	21.00%
State taxes, net of federal benefit	11.59%	—
Permanent differences	—	(0.02)%
Tax credit carryforwards	7.93%	4.70%
Valuation allowance	(37.08)%	(20.98)%
Stock compensation	(5.05)%	(3.41)%
Warrants	1.61%	(1.29)%
Effective tax rate	—%	—%
As of March 31, 2022, the Company had gross U.S. federal net operating loss carryforwards of approximately $
119.1
 million, which may be available to offset future income tax liabilities and will begin to expire at various dates starting in 2033. As of March 31, 2022, none of the Company’s state net operating losses have value due to the apportionment rule in the states where state income tax returns are currently filed. As permitted under the Protecting Americans Against Tax Hikes Act, which allows the Research and Development tax credit to be applied to Form 941 quarterly payroll tax returns, the Company reduced payroll taxes by $120 thousand and $177 thousand for the years ended March 31, 2022 and March 31, 2021, respectively. As of March 31, 2022, the Company had gross federal research and development tax credit carryforwards of $5.9 million, available to reduce future tax liabilities which will begin to expire at various dates starting in 2030.
Under the provisions of the Internal Revenue Code, the NOL carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. NOL and tax credit carryforwards may become subject to an annual limitation in the event of a 50% cumulative change in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, as well as similar state tax provisions. This could limit the amount of NOLs that the Company can utilize annually to offset future taxable income or tax liabilities. The amount of the annual limitation, if any, will be determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed several financing transactions since its inception which may have resulted in a change in control as defined by Sections 382 and 383 of the Internal Revenue Code, or could result in a change in control in the future.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Year Ended March 31,
	2022	2021
Gross unrecognized tax benefits at beginning of year	$558,962	$318,394
Increases (decreases) for tax positions in prior period	—	(99,063)
Increase for tax positions in current period	330,712	339,631

Gross unrecognized tax benefits at end of year	$889,674	$558,962

As of March 31, 2022, the Company had $890,000 of unrecognized tax benefits, which were offset with the net operating loss and valuation allowance on the consolidated balance sheets. None of the gross unrecognized tax benefits would affect the effective tax rate at March 31, 2022, if recognized. In addition, the Company did not record any penalties or interest related to uncertain tax positions for the periods presented in these consolidated financial statements. The Company does not have any positions for which it is reasonably possible that there will be significant increase or decrease in the amounts of unrecognized tax benefits within twelve months of the reporting date.
The Company files income tax returns in the United States, and various state jurisdictions. The federal and state income tax returns are generally subject to tax examinations for the period January 1, 2017 through March 31, 2022. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service or state tax authorities to the extent utilized in a future period.